UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 28, 2021

CONTANGO OIL & GAS COMPANY

(Exact Name of Registrant as Specified in Charter)

Texas	001-16317	95-4079863
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 E. 5th Street, Suite 300

Fort Worth, Texas

(Address of principal executive offices)

76102

(Zip code)

(817) 529-0059

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.04 per share	MCF	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

In light of Contango Oil & Gas Company’s (the “Company”) previously announced pending merger with Independence Energy, LLC that is expected to be consummated in the fourth quarter of 2021 if approved by the Company’s stockholders, on October 28, 2021, the Company, JPMorgan Chase Bank, N.A. (the “Administrative Agent”) and the Lenders entered into a waiver letter which (i) waives the Company’s obligation under its Credit Agreement, dated as of September 17, 2019, as amended (the “Credit Agreement”), to deliver the Reserve Report otherwise due in October 2021 and (ii) postpones the November 2021 Scheduled Redetermination of the Company’s borrowing base until on or about February 1, 2022, subject to the Company providing the Administrative Agent by December 31, 2021 with a Reserve Report evaluating the Company’s Proved Reserves as of December 1, 2021. Capitalized terms used but not defined herein have the meanings assigned to such terms in the Credit Agreement.

Additional Information and Where to Find It

This communication may be deemed to be offering or solicitation material in respect of the proposed merger between Contango and Independence Energy, LLC (“Independence” and such merger, the “Proposed Merger”). The Proposed Merger will be submitted to the stockholders of Contango for their consideration. In connection with the Proposed Merger, Contango and IE PubCo Inc., a Delaware corporation and a direct wholly owned subsidiary of Independence (“New PubCo”) have filed with the SEC a registration statement on Form S-4 (SEC File No. 333-258157) that includes a preliminary proxy statement of Contango that also constitutes a preliminary prospectus of New Pubco (the “Proxy Statement/Prospectus”) in connection with the Company Stockholder Approval (as defined in the transaction agreement for the Proposed Merger) . The registration statement has not been declared effective by the SEC. The definitive Proxy Statement/Prospectus will be mailed or otherwise disseminated to the Company’s stockholders after the registration statement has been declared effective by the SEC. Contango and New PubCo also have filed and plan to file other relevant documents with the SEC regarding the Proposed Merger. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED MERGER, INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.

The Proxy Statement/Prospectus, any amendments or supplements thereto and other relevant materials, may be obtained free of charge at the SEC’s website at www.sec.gov or free of charge by directing a request to the Company’s Investor Relations Department at investorrelations@contango.com.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

The Company, Independence and certain of their respective executive officers, directors, other members of management and employees may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies in connection with the Proposed Merger. Information regarding the Company’s directors and executive officers is available in its Proxy Statement on Schedule 14A for its 2021 Annual Meeting of Stockholders, filed with the SEC on April 30, 2021 and in its Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on March 10, 2021. Information regarding Independence’s directors and executive officers and other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the Form S-4, the Proxy Statement/Prospectus and other relevant materials relating to the Proposed Merger filed with the SEC. These documents may be obtained free of charge from the sources indicated above. Stockholders, potential investors and other readers should read the Proxy Statement/Prospectus carefully before making any voting or investment decisions.

Cautionary Statement Regarding Forward-Looking Information

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on Contango’s current expectations. The words and phrases “should”, “could”, “may”, “will”, “believe”, “plan”, “intend”, “expect”, “potential”, “possible”, “anticipate”, “estimate”, “forecast”, “view”, “efforts”, “goal” and similar expressions identify forward-looking statements and express our expectations about future events. All statements, other than statements of historical facts, included in this communication that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements. These include statements regarding the expected timeline for closing the Proposed Merger. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond our control. Consequently, actual future results could differ materially from our expectations due to a number of factors, including, but not limited to market conditions, industry conditions, the impact of COVID-19 pandemic, the diversion of management time on transaction-related issues with respect to the Proposed Merger, the effect of future regulatory or legislative actions on the Company, uncertainties in the estimation of proved reserves and in the projection of future rates of production and timing of development expenditures, actions by third parties (including investors), and other factors which could affect Contango’s operations or financial results, including those described in Contango’s Annual Report on Form 10-K and other reports on file with the SEC.

Many of these risks, uncertainties and assumptions are beyond our ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. We do not give any assurance (1) that we will achieve our expectations, or (2) concerning any result or the timing thereof, in each case, with respect to the Proposed Merger or any regulatory action, administrative proceedings, government investigations, litigation, warning letters, consent decree, cost reductions, business strategies, earnings or revenue trends or future financial results.

All subsequent written and oral forward-looking statements concerning the Company, the Proposed Merger or other matters and attributable to the Company or any person acting on its respective behalf are expressly qualified in their entirety by the cautionary statements above. We assume no duty to update or revise their respective forward-looking statements based on new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTANGO OIL & GAS COMPANY

Date: October 29, 2021	/s/ E. Joseph Grady
E. Joseph Grady
Senior Vice President and
Chief Financial and Accounting Officer